Exhibit 99.2

Analog Devices Reinstates Share Repurchase Program; Increases Authorization by $2 Billion

NORWOOD, Mass.--(BUSINESS WIRE)--August 21, 2018--Analog Devices, Inc. (Nasdaq: ADI), the leading global high-performance analog technology company, today announced that it has reinstated its share repurchase program, and that its Board of Directors has authorized the Company to repurchase an additional $2 billion of its common stock.

Vincent Roche, President and CEO, said “Today’s announcement reflects our confidence in ADI’s strong performance and the successful execution of our strategy. I am pleased that we have achieved our 2x leverage ratio goal ahead of plan, allowing us to enhance our capital returns to shareholders through both our quarterly dividend and share repurchases.”

"Our goal is to continue delivering broad revenue growth and generate strong cash flow to enable us to invest in the business, grow our capital returns, and deliver shareholder value for years to come.”

Analog Devices commenced its common stock repurchase program in fiscal year 2004, and since then the Company has repurchased a total of approximately $5.4 billion of its common stock. Under the program, the Company may repurchase outstanding shares of its common stock from time to time on the open market or through privately negotiated transactions. ADI management will determine the timing and amount of shares repurchased.

ADI’s management will discuss its updated capital allocation strategy on its regularly scheduled conference call regarding third quarter fiscal 2018 results, which will take place Wednesday, August 22, 2018 at 10:00 am ET.

About Analog Devices

Analog Devices (Nasdaq: ADI) is the leading global high-performance analog technology company dedicated to solving the toughest engineering challenges. We enable our customers to interpret the world around us by intelligently bridging the physical and digital with unmatched technologies that sense, measure, power, connect and interpret. Visit http://www.analog.com.

Forward Looking Statements

This press release contains forward-looking statements, which address a variety of subjects including, for example, our statements regarding the Company’s capital allocation strategy and expected capital returns to shareholders, including quarterly dividends and share repurchases, expected revenue growth, investment strategy and cash flow generation, and other financial results and objectives. Statements that are not historical facts, including statements about our beliefs, plans and expectations, are forward-looking statements. Such statements are based on our current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: any faltering in global economic conditions or the stability of credit and financial markets, erosion of consumer confidence and declines in customer spending, unavailability of raw materials, services, supplies or manufacturing capacity and changes in geographic, product or customer mix. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission ("SEC"), including the risk factors contained in our most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Forward-looking statements represent management's current expectations and are inherently uncertain. Except as required by law, we do not undertake any obligation to update forward-looking statements made by us to reflect subsequent events or circumstances.

Analog Devices and the Analog Devices logo are registered trademarks or trademarks of Analog Devices, Inc. All other trademarks mentioned in this document are the property of their respective owners.

(ADI-WEB)

CONTACT:
Analog Devices, Inc.
Mr. Michael Lucarelli, 781-461-3282
Director of Investor Relations
investor.relations@analog.com